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                           TAX-FREE INVESTMENTS TRUST

                         TAX-FREE CASH RESERVE PORTFOLIO

                             (CASH MANAGEMENT CLASS)
                                (CORPORATE CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)

                       Supplement dated December 23, 2005
                      to the Prospectus dated July 29, 2005

The last sentence of the second paragraph of the section entitled "INVESTMENT OBJECTIVE AND STRATEGIES" shall be deleted in its entirety.

The third paragraph of the section entitled "INVESTMENT OBJECTIVE AND STRATEGIES" shall be deleted in its entirety and replaced with the following:

         "The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended. The fund will invest only in high-quality, U.S. dollar-denominated short-term obligations, including:

        -       municipal securities;
        -       tax-exempt commercial paper; and
        -       cash equivalents."

The following shall be added as a new fifth paragraph to the section entitled "INVESTMENT OBJECTIVE AND STRATEGIES":

     "The fund limits its investment in certain types of municipal securities so that less than 25% of its total assets are invested in each of the following categories: (i) securities of issuers who are located in the same state; (ii) industrial development bonds; and (iii) securities the interest on which is paid from revenues of similar type projects (similar type projects). This 25% limit does not apply to industrial development bonds or similar project securities if such securities are subject to a guarantee, including a letter of credit, financial guaranty insurance or an unconditional demand feature, or are refunded securities (meaning that payments of principal and interest on such securities are paid by U.S. government securities that have been irrevocably placed in an escrow account and are pledged only to such payments). The fund does not intend to purchase industrial development bonds or similar project securities that are subject to a guarantee if, after giving effect to the purchase, 25% or more of the fund's total assets would be invested in securities issued or guaranteed in a particular industry; however, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to this 25% limit. Any percentage limitations with respect to assets of the fund are applied at the time of purchase."

The second paragraph of the section entitled "PRINCIPAL RISKS OF INVESTING IN THE FUND" shall be deleted in its entirety and replaced with the following:

     "The following factors could reduce the fund's income and/or share price:

        -       sharply rising or falling interest rates;

        - downgrades of credit ratings or defaults of any of the fund's holdings;

        - the inability to sell its securities at a fair price within a reasonable time;

        - events adversely affecting the banking industry, and regulatory developments relating to the banking and financial service industries; or

        - risks generally associated with investments in the banking industry, such as interest rate risk and credit risk."

THE FOLLOWING APPLIES TO CORPORATE CLASS ONLY:

The last sentence of the first paragraph following the bar chart appearing under the heading "PERFORMANCE INFORMATION - ANNUAL TOTAL RETURNS" is deleted in its entirety and replaced with the following sentence:

     "The inception date of the Corporate Class shares is September 8, 2005."

The last sentence of the fourth paragraph appearing under the heading "FINANCIAL HIGHLIGHTS" is deleted in its entirety and replaced with the following sentence:

     "The inception date of the Corporate Class is September 8, 2005, and, therefore, financial information for such shares is not available."
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                           TAX-FREE INVESTMENTS TRUST

                         TAX-FREE CASH RESERVE PORTFOLIO

                             (CASH MANAGEMENT CLASS)
                                (CORPORATE CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)

                       Supplement dated December 23, 2005
         to the Statement of Additional Information dated July 29, 2005 as supplemented August 31, 2005 and October 5, 2005


The first paragraph of the section entitled "DIVERSIFICATION REQUIREMENTS" on page 10 of the Statement of Additional Information shall be deleted in its entirety and replaced with the following:

         "As a money market fund, the Portfolio is subject to the issuer diversification requirements of Rule 2a-7 under the 1940 Act. For purposes of these issuer diversification requirements with respect to issuers of Municipal Securities, each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if such bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.

         Rule 2a-7 sets forth two different diversification requirements: one applicable to the issuer of Municipal Securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees."

The last paragraph of the section entitled "NON-FUNDAMENTAL RESTRICTIONS" on page 11 shall be deleted in its entirety.

The following paragraph is added as the ninth paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT ADVISOR" on page 21 of the Statement of Additional Information:


         "AIM has contractually agreed through March 31, 2007, to waive advisory fees and/or reimburse expenses to limit total annual fund operating expenses (excluding (i) Rule 12b-1 fees, if any; (ii) trustees' fees;
         (iii) federal registration fees; (iv) interest; (v) taxes; (vi) extraordinary items (these are expenses that are not anticipated to arise from the Portfolio's day-to-day operations), or items designated as such by the Portfolio's Board; (vii) expenses related to a merger or reorganization, as approved by the Portfolio's board of trustees; and
         (viii) expenses that the Portfolio has incurred but did not actually pay because of an expense offset arrangement) to 0.22%. Such contractual fee waivers or reductions are set forth in the Fee Table to the Portfolio's Prospectus and may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between AIM and the Portfolio."

The following information replaces in its entirety the information appearing in the footnote under the headings "AMOUNTS PAID TO FUND MANAGEMENT COMPANY PURSUANT TO DISTRIBUTION PLAN" on page J-1 and "ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN" on page K-1 of the Statement of Additional
Information:

         "1"  The Corporate Class commenced operations on September 8, 2005."